Exhibit 99.1


FOR IMMEDIATE RELEASE


          Citizens Communications to Release 2Q Results and Host Call

STAMFORD, Conn., June 22, 2007 -- Citizens Communications (NYSE: CZN) plans to release the company's second-quarter 2007 results on Wednesday, August 1, 2007, before the market opens and to host a conference call that day at 9:00 a.m. eastern time.

The conference call will be Webcast and may be accessed (live and replay) at https://cis.premconf.com/sc/scw.dll/usr?cid=vlllrznmxlsvdlznx
-------------------------------------------------------------

A telephonic replay of the conference call will be available from 11:00 AM eastern time, Wednesday, August 1, 2007, through Wednesday, August 8, 2007, at the above Website or via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 6174579.

Contact:
Citizens Communications
Brigid Smith 203-614-5042
bsmith@czn.com